UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

Tribal Rides International Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-200344	37-1758469
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

26060 Acero, Mission Viejo, CA 92691

(Address of principal executive offices, including zip code)

949-434-7259

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 1.01	Entry into a Material Definitive Agreement.

Convertible Note Offering

On November 10, 2021 (the “Issue Date”), Tribal Rides International Corp., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “SPA”) with AJB Capital Investments, LLC, a Delaware limited liability company (the “Lender”), for the purchase of a Convertible Promissory Note in the principal amount of $290,000 (the “Note”). The Note matures on May 10, 2021, subject to a six-month extension at the Company’s request. The Note accrues interest at 10% per annum from the Issue Date and monthly interest payments are due at the beginning of each month. In the event the Note is extended for six months, the interest will accrue at 12% per annum and, in the event of a default, interest will accrue at 20% per annum. This Note may not be prepaid, in whole or in part, except as otherwise explicitly set forth herein with the written consent of the Lender which may be withheld for any reason or for no reason. This Note carries an original issue discount of $29,000.

The Note is only convertible upon an Event of Default (as defined in the Note) and is then convertible, in whole or in part, into shares of the Company’s Common Stock at a conversion price equal to the lesser of 90% (representing a 10% discount) multiplied by the lowest trading price (i) during the previous 20 Trading Day (as defined in the Note) period ending on the Issuance Date, or (ii) during the previous 20 Trading Day period ending on date of conversion of this Note (the “Conversion Price”). The Conversion Price is subject to various adjustments, as specified in the Note.

While the Note is issued and outstanding, the Company is required at all times to have authorized and reserved five times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time) (the “Reserved Amount”). If, at any time the Company does not maintain or replenish the Reserved Amount within three business days of the request of the Lender, the principal amount of the Note will increase by $5,000 per occurrence. If the Company fails to maintain its status as “DTC Eligible” for any reason, or, if the Conversion Price is less than $0.01 at any time after the Issue Date, the principal amount of the Note will be increased by $5,000 and the Conversion Price will be redefined to mean 50% multiplied by the Market Price (as defined in the Note), subject to adjustments (which includes an adjustment for anti-dilutive issuances). The Note and the SPA also contain various restrictions and grant to the Lender various rights.

Upon an Event of Default, the Note will become immediately due and payable and the Company will pay to the Lender the Default Sum (as defined in the Note) or the Default Amount (as defined in the Note).

The Note is governed by the SPA. The Note is also secured by all of the Company’s Assets (as defined in the Security Agreement) as provided for in the Security Agreement.

In addition to the issuance of the Note, the Company issued to the Lender, as a commitment fee, $330,000 by issuing to the Lender 1,320,000 shares of the Company’s Common Stock at $0.25 per share (the “Commitment Shares”). In addition to the issuance of the Note, the Company issued to the Lender warrants to purchase 750,000 shares of the Company’s Common Stock (the “Warrants”). Each Warrant is immediately exercisable at $1.00 per share and expires three years from the Issuance Date. The Warrants are subject to adjustments as provided in the warrant agreement.

At any time following the issuance of the Commitment Shares, the Lender may deliver to the Company a reconciliation statement showing the net proceeds actually received by the Lender from the sale of the Commitment Shares by the Lender and the shares issued upon the exercise of the Warrants (the “Reconciliation”). If, as the date of the Reconciliation, the Lender has not realized net proceeds from the sale of the Commitment Shares equal to at least $330,000, the Company will immediately take all required action necessary or required in order to cause the issuance of additional shares of Common Stock to the Lender in an amount sufficient such that, when sold and the net proceeds are added to the net proceeds from previous sales of the Commitment Shares, the Lender will have received total net funds equal to $330,000.

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If the Note is repaid in full on or prior to the initial maturity date (without extension), the Company will have the right to redeem 660,000 shares of the Commitment Shares for $0.25 per share. The Lender is subject to a leak-out provision for one year from the Issuance Date that provides that it will not sell shares of the Company’s Common Stock greater than (i) 20,000 shares, or (ii) 20% of the average trading volume of the Company’s Common Stock for the five preceding Trading Days.

The Note is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 hereto under the subheading “Convertible Note Offering” is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 hereto under the subheading “Convertible Note Offering” is incorporated by reference into this Item 3.02.

The Lender delivered to the Company appropriate investment representations with respect to the Note, the Commitment Shares, and the Warrants and consented to the imposition of a restrictive legend upon the Note, conversion shares, the Commitment Shares, the Warrants, and the exercise shares. The Lender did not enter into the transaction with the Company as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. The Lender was also afforded the opportunity to ask questions of management and to receive answers concerning the terms and conditions of the transaction. The securities were issued without registration under the Securities Act of 1933, as amended, by reason of the exemption from registration afforded by the provisions of Section 4(a)(2) thereof, and Rule 506(b) promulgated thereunder, as a transaction by an issuer not involving any public offering. Selling commissions in the amount of $5,800 were paid to J.H. Darbie & Co.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Promissory Note Issued November 10, 2021 to AJB Capital Investments, LLC
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribal Rides International Corp.

Date: November 19, 2021	By:	/s/ Joseph Grimes
Joseph Grimes, Chief Executive Officer

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